UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2010

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5199 N. Mingo Road, Tulsa, Oklahoma		74117
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (918) 488-0828

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

Global Power Equipment Group Inc. is making available an investor information package beginning on September 13, 2010. The information package may be accessed within the investor relation section of our website, http://www.globalpower.com. A copy of the information package is attached hereto and is incorporated herein by reference.

Without limiting the generality of the foregoing, the text of the slide from the information package entitled “Forward Looking Statements” is incorporated by reference into this Item 7.01. This Form 8-K and the information attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language contained in such filing.

Item 9.01 – Financial Statements and Exhibits,

(d) Exhibits

99.1	Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Power Equipment Group Inc.

By:	/s/ David L. Willis
David L. Willis
Senior Vice President and Chief Financial Officer

Date: September 13, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation